GUARANTEE ASSUMPTION AGREEMENT



      GUARANTEE ASSUMPTION AGREEMENT dated as of January 2, 1998 by ITDS Intelicom Services, Inc., a Delaware corporation (the "Additional Subsidiary Guarantor"), in favor of Lehman Commercial Paper Inc. ("LCPI"), as administrative agent for the lenders or other financial institutions or entities party as "Lenders" to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

      International Telecommunication Data Systems, Inc., a Connecticut corporation, the Subsidiary Guarantors referred to therein and the Administrative Agent are parties to a Credit Agreement dated as of January 2, 1998 (as modified and supplemented and in effect from time to time, the "Credit Agreement").

      Pursuant to Section 9.17(a) of the Credit Agreement, the Additional Subsidiary Guarantor hereby agrees to become a "Subsidiary Guarantor" for all purposes of the Credit Agreement, and a "Debtor" for all purposes of the Security Agreement. Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to each Lender, the Administrative Agent, Guarantors, guarantees to each Lender, the Administrative Agent, LCPI and the Arranger and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 6.01 of the Credit Agreement) in the same manner and to the same extent as is provided in Section 6 of the Credit Agreement. In addition, the Additional Subsidiary Guarantor hereby makes the representations and warranties set forth (i) in Sections 8.01, 8.02, 8.04, 8.07, 8.08, 8.09, 8.10, 8.11, 8.12, 8.13, 8.14 and 8.15 of the Credit Agreement, and in Section 2 of the Security Agreement, with respect to itself and its obligations under this Agreement, as if each reference in said Sections to the Basic Documents included reference to this Agreement, (ii) in Sections 8.16 and 8.17 of the Credit Agreement with respect to the supplements to Schedules I and III to the Credit Agreement attached hereto as Appendix A and (iii) in Section 2 of the Security Agreement with respect to the supplements to Annexes 1 through 6 to the Security Agreement attached hereto as Appendix B. The Additional Subsidiary Guarantor hereby agrees to take promptly such action (including, without limitation, delivering such shares of stock, executing and delivering such Uniform Commercial Code financing statements) as shall be necessary to create and perfect valid and enforceable first priority Liens on substantially all of its personal Property as collateral security for its obligations under the Credit Agreement.

      IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

                                             ITDS INTELICOM SERVICES, INC.



                                             By: /S/ Peter P. Bassermann
                                                 ------------------------------
                                                 Title: President and Treasurer



ACCEPTED AND AGREED:

LEHMAN COMMERCIAL PAPER INC.,
  as Administrative Agent


By: /S/ Dennis J. Dee
    ---------------------------
    Title: Authorized Signatory

                                                                      Appendix A
                                                                              to
                                                            Guarantee Assumption
                                                                       Agreement



Supplement to Schedule I of the Credit Agreement (Material Agreements and Liens):

Part A:           None

Part B:           UCC Filings for Leased Equipment

Supplement to Schedule III of the Credit Agreement (Subsidiaries and
Investments):

Part A:           None

Part B:           None








                         Guarantee Assumption Agreement
                         ------------------------------

                                                                      Appendix B
                                                                              to
                                                            Guarantee Assumption
                                                                       Agreement


                                 Supplement to Annex 1 of the Security Agreement


                                  PLEDGED STOCK
                                  -------------

             [See Section 2 (b) and (c) of the Security Agreement.]


ITDS Intelicom Services, Inc.
-----------------------------


                     Certificate     Registered
         Issuer         Nos.            Owner          Number of Shares
         ------         ----            -----          ----------------
           N/A           N/A             N/A                  N/A










                          Annex 1 to Security Agreement
                          -----------------------------

                                 Supplement to Annex 2 to the Security Agreement


                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS

                 [See Section 2 (d) of the Security Agreement.]



ITDS Intelicom Services, Inc.
-----------------------------

                                 Date              Registration        Date of
      Title                   Registered               No.             Creation
      -----                   ----------            -----------        --------
TRIS + front end         February 11, 1993          TX 3653494           1993
TRIS + back end          February 11, 1993          TX 3484231           1991






                          Annex 2 to Security Agreement
                          -----------------------------

                                 Supplement to Annex 3 to the Security Agreement




                     LIST OF PATENTS AND PATENT APPLICATIONS

                 [See Section 2 (d) of the Security Agreement.]


ITDS Intelicom Services, Inc.
-----------------------------

File         Patent            Country            Registration No.       Date
----         ------            -------            ----------------       ----

NONE






                          Annex 3 to Security Agreement
                          -----------------------------

                                 Supplement to Annex 4 to the Security Agreement




                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS


                 [See Section 2 (d) of the Security Agreement.]


                                 U.S. Trademarks
                                 ---------------

ITDS Intelicom Services, Inc.
-----------------------------




                          Application (A)
                          Registration (R)                   Registration
 Mark                     or Series No. (S)                 or Filing Date
 ----                     -----------------                 --------------
TRIS +                     R 1,842,753                       July 5, 1994
TRIS                   Common Law Trademark






                          Annex 4 to Security Agreement
                          -----------------------------

                               Foreign Trademarks
                               ------------------



ITDS Intelicom Services, Inc.
-----------------------------



                   Application (A)                              Registration or
Mark              Registration (R)             Country          Filing Date (F)
----              ----------------             -------          ---------------
NONE









                          Annex 4 to Security Agreement
                          -----------------------------

                                 Supplement to Annex 5 to the Security Agreement


                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS

           [See Section 2 (d), (e) and (f) of the Security Agreement]


ITDS Intelicom Services, Inc.
-----------------------------

      ITDS Intelicom Services, Inc., uses licenses of various off-the-shelf business software and various public domain/share-ware software.

      It also licenses Intellectual Property to the following entities:

          Liberty Cellular/Kansas Cellular
          Southwestern Bell Mobile
          Southwestco/Bell Atlantic Mobile
          Mercury-Magnolia
          Mercury-Alaska 3
          Cellcom/New Cell
          MobileTel
          Sagir
          NE Michigan/RFB Cellular
          Cybertel-Kauai
          NE Colorado
          Commnet
          Nextel
          Citizens Mohave
          Western Wireless
          Mid-Tex Cellular
          OneComm
          Dial Call
          Southern Company
          Omnipoint

      and, through a predecessor in interest, it licenses certain Intellectual Property to Sema Group Mobile Communications, Limited.

      ITDS Intelicom Services, Inc. has software license agreements and/or maintenance agreements with the following entities:

          Computer Associates
          Lotus
          Microsoft Select
          Microsoft Exchange
          McAfee

                          Annex 5 to Security Agreement
                          -----------------------------

                                 Supplement to Annex 6 to the Security Agreement




                                LIST OF LOCATIONS

                  [See Section 5.07 of the Security Agreement.]



ITDS Intelicom Services, Inc.
-----------------------------

2109 Fox Drive, Champaign IL
6707 Democracy Boulevard, Suite 1000 Bethesda, MD








                          Annex 6 to Security Agreement
                          -----------------------------